                                                                      EXHIBIT 17


                                 POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 20 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-36394 and 1940 Act File No. 811-1990) of Franklin Life Variable Annuity Fund A of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments (including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


      Signature                                       Title                                    Date
      ---------                                       -----                                    ----
/s/ Elizabeth E. Arthur                 Secretary, Board of Managers of the Fund          February 13, 1998
-----------------------------------
Elizabeth E. Arthur

/s/ Earl W. Baucom                      Senior Vice President, Chief Financial Officer,   January 13, 1998
-----------------------------------     Treasurer (principal financial officer and
Earl W. Baucom                          principal accounting officer) and Director of
                                        The Franklin

/s/ Robert M. Beuerlein                 Senior Vice President - Actuarial and Director    January 14, 1998
-----------------------------------     of The Franklin
Robert M. Beuerlein

/s/ Brady W. Creel                      Senior Vice President, Chief Marketing Officer    January 14, 1998
-----------------------------------     and Director of The Franklin
Brady W. Creel


-----------------------------------     Vice Chairman and Director of The Franklin        ________, 1998
James S. D'Agostino


-----------------------------------     Senior Chairman and Director of The Franklin      ________, 1998
Robert M. Devlin

/s/ Ross D. Friend                      Senior Vice President, General Counsel and        January 19, 1998
-----------------------------------     Assistant Secretary of The Franklin
Ross D. Friend

/s/ Clifford L. Greenwalt               Member, Board of Managers of the Fund             January 22, 1998
-----------------------------------
Clifford L. Greenwalt


      Signature                                       Title                                    Date
      ---------                                       -----                                    ----
-----------------------------------     Director of The Franklin                          ________, 1998
Rodney O. Martin, Jr.


-----------------------------------     Vice Chairman and Director of The Franklin        ________, 1998
Jon P. Newton

/s/ Gary D. Reddick                     Vice Chairman and Director of The Franklin        January 23, 1998
-----------------------------------
Gary D. Reddick

/s/ William A. Simpson                  Chairman of the Board, Chief Executive            January 19, 1998
-----------------------------------     Officer and President (principal executive
William A. Simpson                      officer) of The Franklin

/s/ Robert C. Spencer                   Member, Board of Managers of the Fund             January 19, 1998
-----------------------------------
Robert C. Spencer

/s/ Robert G. Spencer                   Member, Board of Managers of the Fund             January 19, 1998
-----------------------------------
Robert G. Spencer

/s/ Peter V. Tuters                     Vice President, Chief Investment Officer          February 9, 1998
-----------------------------------     and Director of The Franklin
Peter V. Tuters

/s/ James W. Voth                       Member, Board of Managers of the Fund             January 19, 1998
-----------------------------------
James W. Voth


                                          2